                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

Date of Report (Date of earliest event reported) June 2, 1999
                                                 -------------------------------

                             PPG INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)

Pennsylvania                       1-1687                       25-0730780
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(State or other                 (Commission                  (I.R.S. Employer
jurisdiction                    File Number)                 Identification No.)
of incorporation)

One PPG Place, Pittsburgh, Pennsylvania                             15272
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              (412) 434-3131
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                                    Not Applicable
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        (Former Name or former address, if changed since last report.)
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Item 5.  Other Events
         ------------

         On June 2, 1999, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

Item 7.  Exhibit
         -------

         (99) PPG Industries, Inc. press release dated June 2, 1999.


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPG INDUSTRIES, INC.
                                        --------------------
                                           (Registrant)



                                        /s/ W. H. Hernandez
                                        ---------------------------------
                                        W. H. Hernandez
                                        Senior Vice President, Finance


Date:  June 16, 1999